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Exhibit 10.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS FIRST AMENDMENT (this "AMENDMENT"), dated as of December 5, 2006, to that certain Employment Agreement, dated as of January 6, 2005 (the "EMPLOYMENT AGREEMENT"), by and among Altra Holdings, Inc., a - Delaware Corporation ("HOLDINGS"), Altra Industrial Motion, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings (the "COMPANY"), and Michael L. Hurt ("EXECUTIVE").

                                   WITNESSETH:

      WHEREAS, Holdings, the Company and Executive desire to amend the terms of the Employment Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

      1. Amendment to Section 3. Section 3 of the Employment Agreement is hereby amended and restated as follows:

3. Term; Termination. The Employment Period shall terminate on the third anniversary of the Effective Date (the "INITIAL TERM") and shall automatically renew for successive one (1) year periods unless one party gives written notice to the other at least six (6) months prior to the end of the Initial Term, or at least six (6) months prior to the end of any one (1) year renewal period that the Agreement shall not be further extended. The date on which the Employment Period terminates after any notice of non-renewal is referred to herein as the "EXPIRATION DATE." Notwithstanding the foregoing, the Company and Executive agree that Executive is an "at-will" employee, subject only to the contractual rights upon termination set forth herein, and that the Employment Period (a) shall terminate automatically at any time upon Executive's death, (b) shall terminate automatically at any time upon the Board's determination of Executive's Disability, (c) may be terminated by the Company at any time for any reason or no reason (whether for Cause or without Cause) by giving Executive written notice of the termination, and (d) may be terminated by Executive for any reason or no reason (including for Good Reason) by giving the Company written notice at least sixty (60) days in advance of his termination date. Notwithstanding anything herein to the contrary, in no event shall delivery of a notice of non-renewal by the Company be deemed a termination without Cause. The date that the Employment Period is terminated for any reason is referred to herein as the "TERMINATION DATE."

      2. Continuing Effect. The Employment Agreement, as amended hereby, shall be and remain in full force and effect.

      3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument. Signature pages delivered by facsimile shall be binding to the same extent as an original.

                                     * * * *


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.



                              ALTRA INDUSTRIAL MOTION, INC.

                              By: /s/ Carl Christenson
                                 -----------------------------------------------
                              Name:    Carl Christenson
                              Title:   President and Chief Operating Officer


                    [FIRST AMENDMENT TO EMPLOYMENT AGREEMENT]

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment on the date first written above.


                              ALTRA HOLDINGS, INC.

                              By: /s/ Carl Christenson
                                  ----------------------------------------------
                              Name:    Carl Christenson
                              Title:   President and Chief Operating Officer

                    [FIRST AMENDMENT TO EMPLOYMENT AGREEMENT]

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment on the date first written above.



                              EXECUTIVE


                              By:/s/ Michael L. Hurt
                                 -----------------------------------------------
                                   Michael L. Hurt


                    [FIRST AMENDMENT TO EMPLOYMENT AGREEMENT]